Exhibit 99.1

LIQUAFACTION CORPORATION

DECEMBER 31, 2008 and 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and stockholders of

Liquafaction Corporation

Dallas, Texas

We have audited the accompanying balance sheets of Liquafaction Corporation (the “Company”) as of December 31, 2008 and 2007 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the year ended December 31, 2008 and 2007. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007and the results of its operations and its cash flows for the year ended December 31, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has no revenues, has incurred losses since inception and has an accumulated deficit of $1,637,672 at December 31, 2008. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Li & Company, PC

Li & Company, PC

Skillman, New Jersey

November 8, 2009

LIQUAFACTION CORPORATION

Balance Sheets

	December 31, 2008	December 31, 2007

ASSETS

NONCURRENT ASSETS:
Property, plant and equipment, net	$869,481	$891,204
TOTAL ASSETS	$869,481	$891,204

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$35,989	$36,805
Accrued interest payable	178,164	64,937
Advance from related party	634,000	480,000
Note payable	1,159,000	939,000
Total Current Liabilities	2,007,153	1,520,742

STOCKHOLDERS’ DEFICIT:
Common stock at no par value; 1,000,000 shares authorized; 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	499,000	499,000
Accumulated deficit	(1,637,672)	(1,129,538)
Stockholders’ Deficit	(1,137,672)	(629,538)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$869,481	$891,204

See accompanying notes to the financial statements.

LIQUAFACTION CORPORATION

Statements of Operations

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

Revenues	$-	$-

Operating expenses:
Compensation	97,875	465,815
Selling, general and administrative	275,309	574,102
Depreciation	21,723	24,684

Total operating expenses	394,907	1,064,601

Loss from operations	(394,907)	(1,064,601)

Other income (expenses):
Interest expense	(113,227)	(64,937)

Net loss	$(508,134)	$(1,129,538)

Net loss per common share – basic and diluted	$(508.13)	$(1,129.54)
Weighted average number of common shares outstanding – basic and diluted	1,000	1,000

See accompanying notes to the financial statements.

LIQUAFACTION CORPORATION

Statement of Stockholders’ Equity (Deficit)

For the Year Ended December 31, 2008 and 2007

	Common Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)

Balance, December 31, 2006	1,000	$1,000	$499,000	$-	$500,000

Net loss				(1,129,538)	(1,129,538)

Balance, December 31, 2007	1,000	1,000	499,000	(1,129,538)	(629,538)

Net loss				(508,134)	(508,134)

Balance, December 31, 2008	1,000	$1,000	$499,000	$(1,637,672)	$(1,137,672)

See accompanying notes to financial statements.

LIQUAFACTION CORPORATION

Statements of Cash Flows

	Year Ended December 31, 2008	Year Ended December 31, 2007

Cash flow from operating activities:
Net loss	$(508,134)	$(1,129,538)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	21,723	24,684
Increase in accrued expenses	112,411	101,742

Net cash used in operating activities	(374,000)	(1,003,112)

Cash flow from investing activities:
Purchases of property, plant and equipment	-	(415,888)

Net cash used in investing activities	-	(415,888)

Cash flow from financing activities:
Proceeds from notes payable	220,000	939,000
Advance from related party	154,000	480,000

Net cash provided by financing activities	374,000	1,419,000

Net increase in cash	-	-
Cash at beginning of period	-	-
Cash at end of period	$-	$-

See accompanying notes to financial statements.

LIQUAFACTION CORPORATION

December 31, 2008 and 2007

Notes to the Financial Statements

1.

ORGANIZATION AND OPERATIONS

Liquafaction Corporation  (“the Company” or “Liqua Corp”) was formed in November 2005. The company purchased an existing ethanol plant built in 1992 with an original capacity of approximately six million gallons per year. The production facility is located near Moses Lake, Washington. The Company is in the process of renovating and expanding the ethanol plant. The facility will be upgraded with state-of-the-art processes and controls and will be able to process both corn and barley as feedstock for the ethanol production. Moses Lake is located in Grant County, the largest corn-producing county in the state of Washington, and is adjacent to the largest barley producing counties in the state.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Fair value of financial instruments

The Company follows Statement of Financial Accounting Standards No. 107 “Disclosures about fair value of Financial Instruments” (“SFAS No. 107”) for disclosures about fair value of its financial instruments and has adopted Financial Accounting Standards Board (“FASB”) No. 157 “Fair Value Measurements” (“SFAS No. 157”) to measure the fair value of its financial instruments.  SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, SFAS No. 157 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  The three (3) levels of fair value hierarchy defined by SFAS No. 157 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.
Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

As defined by SFAS No. 107, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale, which was further clarified as the price that would be received to sell an asset or paid to transfer a liability (“an exit price”) in an orderly transaction between market participants at the measurement date.  The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses, approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at December 31, 2008 or 2007, nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the year ended December 31, 2008 or 2007.

Property, Plant and Equipment

Property, plant and equipment are carried at cost. Depreciation of property, plant and equipment is provided using the straight line method at rates based on the following estimated useful lives:

Asset	Life

Buildings and improvements	8 - 39 years
Fixtures and equipment	4 - 20 years

The cost of asset additions and improvements that extend the useful lives of property and equipment are capitalized. Routine maintenance and repairs items are charged to current operations. The original cost and accumulated depreciation of asset dispositions are removed from the accounts and any gain or loss is reflected in the statement of operations in the period of disposition.

Impairment of Long-Lived Assets — In accordance with Statement of Financial Accounting Standards No.  144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.  The net asset balance after recordation of an impairment loss becomes the new cost basis and is depreciated over the remaining useful life of the asset in accordance with Financial Accounting Standards No. 144.

Revenue recognition

The Company follows the guidance of the United States Securities and Exchange Commission’s Staff Accounting Bulletin (“SAB”) No. 101 “Revenue Recognition” (“SAB No. 101”), as amended by SAB No. 104 (“SAB No. 104”) for revenue recognition.  The Company recognizes revenue when it is realized or realizable and earned less estimated future doubtful accounts.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (“SFAS No. 109”).  Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

The Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under FIN 48, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement.  FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.  The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of FIN 48.

Net loss per common share

Net loss per common share is computed pursuant to Statement of Financial Accounting Standards No. 128 “Earnings Per Share” (“SFAS No. 128”).  Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.  Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period.  There were no potentially dilutive shares outstanding as of December 31, 2008 or 2007.

Recently issued accounting pronouncements

In June 2003, the Securities and Exchange Commission (“SEC”) adopted final rules under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”), as amended by SEC Release No. 33-8934 on June 26, 2008, and as amended again in September 2009.  Commencing with its annual report for the year ending December 31, 2010, the Company will be required to include a report of management on its internal control over financial reporting. The internal control report must include a statement of management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;

of management’s assessment of the effectiveness of its internal control over financial reporting as of year end; and

of the framework used by management to evaluate the effectiveness of the Company’s internal control over financial reporting.

Furthermore, in the following fiscal year, it is required to file the auditor’s attestation report separately on the Company’s internal control over financial reporting on whether it believes that the Company has maintained, in all material respects, effective internal control over financial reporting.

In March 2008, the FASB issued FASB Statement No. 161 “Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133” (“SFAS No. 161”), which changes the disclosure requirements for derivative instruments and hedging activities.  Pursuant to SFAS No.161, Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 with early application encouraged. SFAS No. 161 encourages but does not require disclosures for earlier periods presented for comparative purposes at initial adoption.  In years after initial adoption, this Statement requires comparative disclosures only for periods subsequent to initial adoption.  The Company does not expect the adoption of SFAS No. 161 to have a material impact on the financial results of the Company.

In May 2009, FASB issued FASB Statement No. 165 “Subsequent events” (“SFAS No. 165”) to be effective for the interim or annual financial periods ending after June15, 2009.  SFAS No. 165 The objective of this Statement is to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  In particular, this Statement sets forth: 1. The period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements. 2.  The circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements. 3. The disclosures that an entity should make about events or transactions that occurred after the balance sheet date.  The effect of adoption of SFAS No. 165 on the Company’s financial position and results of operations is not expected to be material.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

3.

GOING CONCERN AND MANAGEMENT’S PLAN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred operating losses and negative operating cash flow since inception and future losses are anticipated. The Company’s plan of operations, even if successful, may not result in cash flow sufficient to finance and expand its business. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Realization of assets is dependent upon management’s plans to meet its financing requirements and the success of its future operations. These financial statements do not include any adjustments related to the recoverability and classification of asset amounts or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue in existence.

4.

PROPERTY, PLANT AND EQUIPMENT

	December 31, 2008	December 31, 2007
Buildings and improvements	500,000	500,000
Fixtures and equipment	428,130	428,130
Total cost	928,130	928,130
Accumulated Depreciation	(58,649)	(36,926)
Net property, plant and equipment	$869,481	$891,204

Depreciation expense for the year ended December 31, 2008 and 2007 was $21,723 and $24,684, respectively.

5.

NOTES PAYABLE

The Company has notes payable to various individuals with interest ranging from 9.25% to 12%, with principle and interest due at maturity on January 1, 2010. The note amounts as of December 31, 2008 and 2007 were $1,159,000 and $939 000, respectively.  The notes are collateralized by the property, plant and equipment.

6.

EQUITY

On November 23, 2005 (inception), the Company has authorized 1,000,000 shares of common stock with no par value per share. On November 23, 2005, the Company issued 1,000 shares of common stock in exchange for an initial capital contribution of $500,000.

7.

ADVANCE FROM RELATED PARTY

The total amount of advances from the related party that remained unpaid at December 31, 2008 and 2007 was $480,000 and 634,000, respectively. The advances are non-interest bearing and are included in current liabilities.

8.

 INCOME TAXES

Deferred tax assets

At December 31, 2008, the Company had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $1,776,891 that may be offset against future taxable income through 2028.  No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the Company’s net deferred tax assets of approximately $604,143 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance of $604,143.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards.  The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realizability.  The valuation allowance increased approximately $196,936 and $407,207 for the year ended December 31, 2008 and 2007, respectively.

Components of deferred tax assets at December 31, 2008 and 2007 are as follows:

	December 31, 2008	December 31, 2007
Net deferred tax assets – Non-current:

Expected income tax benefit from NOL carry-forwards	$604,143	407,207
Less valuation allowance	(604,143)	(407,207)

Deferred tax assets, net of valuation allowance	$-	$-

Income taxes in the statements of operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

	For the Year Ended December 31, 2008	For the Ten Months Ended December 31, 2007

Federal statutory income tax rate	34.0%	34.0%
Change in valuation allowance on net operating loss carry-forwards	(34.0)%	(34.0)
Effective income tax rate	0.0%	0.0%

The Company has not filed required U.S. tax returns due for the years ended December 31, 2005 through 2008.  No material tax liability is anticipated however the Company will not be in compliance until such reporting is made. Management has engaged with qualified firms to identify and prepare delinquent tax returns for filing. No accrual has been made for potential tax liabilities, penalties or interest.

9.

SUBSEQUENT EVENTS

The Company evaluated all events that occurred after the balance sheet date but before the financial statements were available to be issued to determine if they must be reported.  The Management of the Company determined that there were certain reportable subsequent events to be disclosed as follows:

On July 14, 2009, Evolution Resources, Inc. (“Evolution”) entered into a Stock Purchase Agreement (the “Agreement”) whereby the Company acquired all of the issued and outstanding common stock of Liquafaction Corporation. The purchase price paid for the Company was as follows: (i) $35,000 upon the execution of the Agreement, (ii) a total of $30,000 due in equal weekly payments for eight weeks, and, (iii) $150,000 upon the earlier of the completion of the Moses Lakes project funding or 120 days from the date of the Agreement. Additionally, the Shareholder of the Company received a (i) warrant to purchase 1,150,000 shares of Buyer’s common stock at an exercise price of $7.00 per share and (ii) the right to receive additional warrants to purchase up to an additional 400,000 shares at an exercise price of $7.00 per share based on various performance objectives contained in the Agreement (collectively, the “Warrants”). The primary reason for this acquisition was to obtain an immediate distribution vehicle for Evolution’s cellulosic ethanol.

LIQUAFACTION CORPORATION

June 30, 2009

INDEX TO FINANCIAL STATEMENTS

UNAUDITED

LIQUAFACTION CORPORATION

BALANCE SHEET

AS OF JUNE 30, 2009

UNAUDITED

June 30, 2009
UNAUDITED
ASSETS

NONCURRENT ASSETS:
Property, plant and equipment, net	$860,200
TOTAL ASSETS	$860,200

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$427,230
Accrued interest payable	247,480
Advance from related party	175,000
Note payable	1,159,000
Total Current Liabilities	2,008,710

STOCKHOLDERS’ DEFICIT:
Common stock at no par value; 1,000,000 shares authorized; 1,000 shares issued and outstanding
Additional paid-in capital	500,000
Accumulated deficit	(1,648,510)
Stockholders’ Deficit	(1,148,510)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$860,200

LIQUAFACTION CORPORATION

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2009

UNAUDITED

For the Six Months Ended June 30, 2009
UNAUDITED
Revenues	$-

Operating expenses:
Compensation	25,000
Selling, general and administrative	366,241
Depreciation	9,281

Total operating expenses	400,522

Loss from operations	(400,522)

Other income (expenses):
Debt forgiveness	459,000
Interest expense	(69,316)
Total other income (expenses)	389,684

Net loss	$(10,838)

Net loss per common share – basic and diluted	$(10.84)
Weighted average number of common shares outstanding – basic and diluted	1,000

See accompanying notes to the financial statements.

LIQUAFACTION CORPORATION

Statement of Stockholders’ Equity (Deficit)

For the Six Months Ended June 30, 2009

Unaudited

	Common Shares		Amount	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)

Balance, December 31, 2008	1,000			500,000	(1,637,672)	$(1,137,672)

Net loss					(10,838)	(10,838)

Balance, June 30, 2009	1,000	$		$500,000	$(1,648,510)	$(1,148,510)

See accompanying notes to financial statements.

LIQUAFACTION CORPORATION

Statements of Cash Flows

For the Six Months ended June 30, 2009

Unaudited

For the Six Months Ended June 30, 2009
Unaudited
Cash flow from operating activities:
Net loss	$(10,838)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	9,281
Increase in accrued expenses	460,557
Debt forgiveness income	(459,000)
Net cash used in operating activities	-

Cash flow from investing activities:	-

Cash flow from financing activities:	-

Net increase in cash	-
Cash at beginning of period	-
Cash at end of period	$-

See accompanying notes to financial statements.

LIQUAFACTION CORPORATION

June 30, 2009

Notes to the Financial Statements

1.

ORGANIZATION AND OPERATIONS

Liquafaction Corporation  (“the Company” or “Liqua Corp”) was formed in November 2005. The company purchased an existing ethanol plant built in 1992 with an original capacity of approximately six million gallons per year. The production facility is located near Moses Lake, Washington. The Company is in the process of renovating and expanding the ethanol plant. The facility will be upgraded with state-of-the-art processes and controls and will be able to process both corn and barley as feedstock for the ethanol production. Moses Lake is located in Grant County, the largest corn-producing county in the state of Washington, and is adjacent to the largest barley producing counties in the state.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Fair value of financial instruments

The Company follows Statement of Financial Accounting Standards No. 107 “Disclosures about fair value of Financial Instruments” (“SFAS No. 107”) for disclosures about fair value of its financial instruments and has adopted Financial Accounting Standards Board (“FASB”) No. 157 “Fair Value Measurements” (“SFAS No. 157”) to measure the fair value of its financial instruments.  SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, SFAS No. 157 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  The three (3) levels of fair value hierarchy defined by SFAS No. 157 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.
Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

As defined by SFAS No. 107, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale, which was further clarified as the price that would be received to sell an asset or paid to transfer a liability (“an exit price”)

in an orderly transaction between market participants at the measurement date.  The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses, approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at June 30, 2009, nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the six months ended June 30, 2009.

Property, Plant and Equipment

Property, plant and equipment are carried at cost. Depreciation of property, plant and equipment is provided using the straight line method at rates based on the following estimated useful lives:

Asset	Life

Buildings and improvements	8 - 39 years
Fixtures and equipment	4 - 20 years

The cost of asset additions and improvements that extend the useful lives of property and equipment are capitalized. Routine maintenance and repairs items are charged to current operations. The original cost and accumulated depreciation of asset dispositions are removed from the accounts and any gain or loss is reflected in the statement of operations in the period of disposition.

Impairment of Long-Lived Assets — In accordance with Statement of Financial Accounting Standards No.  144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.  The net asset balance after recordation of an impairment loss becomes the new cost basis and is depreciated over the remaining useful life of the asset in accordance with Financial Accounting Standards No. 144.

Revenue recognition

The Company follows the guidance of the United States Securities and Exchange Commission’s Staff Accounting Bulletin (“SAB”) No. 101 “Revenue Recognition” (“SAB No. 101”), as amended by SAB No. 104 (“SAB No. 104”) for revenue recognition.  The Company recognizes revenue when it is realized or realizable and earned less estimated future doubtful accounts.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (“SFAS No. 109”).  Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

The Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under FIN 48, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement.  FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.  The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of FIN 48.

Net loss per common share

Net loss per common share is computed pursuant to Statement of Financial Accounting Standards No. 128 “Earnings Per Share” (“SFAS No. 128”).  Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.  Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period.  There were no potentially dilutive shares outstanding as of June 30, 2009

Recently issued accounting pronouncements

In June 2003, the Securities and Exchange Commission (“SEC”) adopted final rules under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”), as amended by SEC Release No. 33-8934 on June 26, 2008, and as amended again in September 2009.  Commencing with its annual report for the year ending December 31, 2010, the Company will be required to include a report of management on its internal control over financial reporting. The internal control report must include a statement of management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;

of management’s assessment of the effectiveness of its internal control over financial reporting as of year end; and

of the framework used by management to evaluate the effectiveness of the Company’s internal control over financial reporting.

Furthermore, in the following fiscal year, it is required to file the auditor’s attestation report separately on the Company’s internal control over financial reporting on whether it believes that the Company has maintained, in all material respects, effective internal control over financial reporting.

In March 2008, the FASB issued FASB Statement No. 161 “Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133” (“SFAS No. 161”), which changes the disclosure requirements for derivative instruments and hedging activities.  Pursuant to SFAS No.161, Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 with early application encouraged. SFAS No. 161 encourages but does not require disclosures for earlier periods presented for comparative purposes at initial adoption.  In years after initial adoption, this Statement requires comparative disclosures only for periods subsequent to initial adoption.  The Company does not expect the adoption of SFAS No. 161 to have a material impact on the financial results of the Company.

In May 2009, FASB issued FASB Statement No. 165 “Subsequent events” (“SFAS No. 165”) to be effective for the interim or annual financial periods ending after June15, 2009.  SFAS No. 165 The objective of this Statement is to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  In particular, this Statement sets forth: 1. The period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements. 2.  The circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements. 3. The disclosures that an entity should make about events or transactions that occurred after the balance sheet date.  The effect of adoption of SFAS No. 165 on the Company’s financial position and results of operations is not expected to be material.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

3.

GOING CONCERN AND MANAGEMENT’S PLAN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred operating losses and negative operating cash flow since inception and future losses are anticipated. The Company’s plan of operations, even if successful, may not result in cash flow sufficient to finance and expand its business. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Realization of assets is dependent upon management’s plans to meet its financing requirements and the success of its future operations. These financial statements do not include any adjustments related to the recoverability and classification of asset amounts or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue in existence.

4.

PROPERTY, PLANT AND EQUIPMENT

June 30, 2009
Buildings and improvements	500,000
Fixtures and equipment	428,130
Total cost	928,130
Accumulated Depreciation	(67,930)
Net property, plant and equipment	$860,200

Depreciation expense for the six months ended June 30, 2009 was $9,281.

5.

NOTES PAYABLE

The Company has notes payable to various individuals with interest ranging from 9.25% to 12%, with principle and interest due at maturity on January 1, 2010. The note amounts as of June 30, 2009 were $1,159,000.  The notes are collateralized by the property, plant and equipment.

6.

EQUITY

On November 23, 2005 (inception), the Company has authorized 1,000,000 shares of common stock with no par value per share. On November 23, 2005, the Company issued 1,000 shares of common stock in exchange for an initial capital contribution of $500,000.

7.

ADVANCE FROM RELATED PARTY

The total amount of advances from the related party that remained unpaid at June 30, 2009 was $175,000. The advances are non-interest bearing and are included in current liabilities. $459,000 of prior advances made to the Company was not required to be repaid, and this amount is included in the Statement of Operations as forgiveness of debt.

8.

INCOME TAXES

Deferred tax assets

At June 30, 2009, the Company had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $1,871,261 that may be offset against future taxable income through 2029.  No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the Company’s net deferred tax assets of approximately $636,229 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance of $636,229.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards.  The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realizability. The valuation allowance increased approximately $32,086 for the six months ended June 30, 2009.

The Company has not filed required U.S. tax returns due for the years ended December 31, 2005 through 2008.  No material tax liability is anticipated however the Company will not be in compliance until such reporting is made. Management has engaged with qualified firms to identify and prepare delinquent tax returns for filing. No accrual has been made for potential tax liabilities, penalties or interest.

9.

SUBSEQUENT EVENTS

The Company evaluated all events that occurred after the balance sheet date but before the financial statements were available to be issued to determine if they must be reported.  The Management of the Company determined that there were certain reportable subsequent events to be disclosed as follows:

On July 14, 2009, Evolution Resources, Inc. (“Evolution”) entered into a Stock Purchase Agreement (the “Agreement”) whereby the Company acquired all of the issued and outstanding common stock of Liquafaction Corporation. The purchase price paid for the Company was as follows: (i) $35,000 upon the execution of the Agreement, (ii) a total of $30,000 due in equal weekly payments for eight weeks, and, (iii) $150,000 upon the earlier of the completion of the Moses Lakes project funding or 120 days from the date of the Agreement. Additionally, the Shareholder of the Company received a (i) warrant to purchase 1,150,000 shares of Buyer’s common stock at an exercise price of $7.00 per share and (ii) the right to receive additional warrants to purchase up to an additional 400,000 shares at an exercise price of $7.00 per share based on various performance objectives contained in the Agreement (collectively, the “Warrants”). The primary reason for this acquisition was to obtain an immediate distribution vehicle for Evolution’s cellulosic ethanol.